UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2008
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On February 7, 2008, Genitope Corporation (the “Company”) received a staff deficiency letter from The Nasdaq Stock Market (“Nasdaq”) indicating that, for the last 30 consecutive days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Market under Marketplace Rule 4450(a)(5) (the “Rule”). In accordance with Marketplace Rule 4450(e)(2), Genitope was given 180 calendar days, or until August 5, 2008, to regain compliance with the Rule.
     On August 7, 2008, the Company received a staff determination letter from Nasdaq formally notifying the Company that it has not regained compliance with the minimum $1.00 per share bid price requirement for continued inclusion on the Nasdaq Global Market under the Rule. The Company does not currently intend to appeal this determination. As a result, trading of the Company’s common stock will be suspended at the opening of business on August 18, 2008 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.
     The Company has been advised by Nasdaq that its common stock will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.” However, the Company’s securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11 and if such application is cleared. Only a market maker, not the Company, may make this application.
     A copy of the Company’s press release announcing receipt of the delisting letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
     This report contains “forward-looking statements.” For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements, including statements regarding the listing status and anticipated delisting of Genitope’s common stock from the Nasdaq Global Market and delisting and deregistration from The Nasdaq Stock Market. There are a number of important factors that could cause Genitope Corporation’s results to differ materially from those indicated by these forward-looking statements, including without limitation, risks related to Genitope’s need for significant additional funding, the Company’s ability to operate as a going concern, and other risks discussed under the heading “Risk Factors” in Genitope Corporation’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Genitope Corporation undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On August 6, 2008, Greg L. Overholtzer, the Company’s Controller and Principal Accounting Officer, notified the Board of Directors (the “Board”) of Genitope Corporation (the “Company”) that he was resigning from the Company, effective as of August 8, 2008. Dan W. Denney, Jr., Ph.D., the Company’s Chief Executive Officer and interim Chief Financial Officer will assume the duties of Mr. Overholtzer pending the Board’s appointment of a new or interim Principal Accounting Officer.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Delisting Notice,” dated August 12, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: August 10, 2008	By:	/s/ Dan W. Denney, Jr.
Dan W. Denney, Jr., Ph.D.
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Receipt of Nasdaq Delisting Notice,” dated August 12, 2008.